                                                                   EXHIBIT 10.47


                            SUBORDINATION AGREEMENT


     This Subordination Agreement is entered into as of August 16, 1996, by and among CHARLES W. JOHNSON, an individual ("Lender"), WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, formerly known as First Interstate Bank of Texas, N.A., a national banking association ("Wells Fargo"), and VISUAL NUMERICS, INC., a Texas corporation (the "Borrower"). Capitalized terms used but not defined herein have the meanings assigned to them in the Senior Loan Agreement (as hereinafter defined).

     In order to induce Wells Fargo to continue to extend credit and other financial accommodations to the Borrower pursuant to that certain Second Restated and Amended Loan Agreement between the Borrower and Wells Fargo, dated December 16, 1992, as amended by a Fifth Amendment of even date herewith, and as the same may hereafter be amended or restated, and understanding that Wells Fargo is relying hereon in extending such credit and financial accommodations to the Borrower, Lender has agreed to subordinate certain indebtedness, obligations and liabilities of the Borrower herein described to the extent and in the manner hereinafter set forth, and, therefore, the parties hereto agree as follows, intending to be bound legally, to-wit:

     1.  Certain Definitions.  As used in this Agreement, the following terms
         -------------------
shall have the following meanings:

         "Junior Claims" means all principal of and interest (including interest accrued subsequent to the filing of any petition under any bankruptcy, insolvency or similar law) on all present and future indebtedness, obligations and liabilities of the Borrower to Lender, direct or indirect, absolute or contingent, and whether now existing or owned or hereafter arising or acquired, including, without limitation, all future and present indebtedness pursuant to, or arising in connection with the loan or other indebtedness evidenced by, that certain promissory note, dated August ___, 1996, executed by the Borrower and payable to the order of Lender, in the original principal amount of $1,000,000, together with any and all amendments, modifications, supplements, renewals, extensions, increases, rearrangements or refinancings thereof.

         "Proceeding" means any (a) insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Borrower or its property, whether under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to relief of debtors, readjustment of indebtedness, reorganization, composition or extension, (b) proceeding for any liquidation, liquidating distribution, dissolution or other winding up of the Borrower, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) assignment for the benefit of creditors of the Borrower or (d) other marshalling of the assets of the Borrower.
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         "Senior Claims" means all principal of and interest (including interest accrued subsequent to the filing of any petition under any bankruptcy, insolvency or similar law and all interest that would have accrued but for the filing of such a petition) on all present and future indebtedness, obligations and liabilities of the Borrower which may be from time to time directly or indirectly incurred by the Borrower to Wells Fargo or otherwise acquired by
Wells Fargo, whether absolute or contingent, direct or indirect, and whether now existing or owned or hereafter arising or acquired, including without limitation all present and future indebtedness pursuant to, or arising in connection with the loans or other indebtedness evidenced by, the Senior Loan Agreement and any of the documents or instruments executed pursuant thereto or in connection therewith, including, but not limited to, that certain Revolving Credit Note in the original principal amount of $1,500,000 and that certain Term Note A in the original principal amount of $1,500,000, executed and delivered pursuant thereto, and all amendments, modifications, supplements, renewals, extensions, increases, rearrangements and refinancings thereof, not to exceed an aggregate principal amount from time to time outstanding thereunder of $3,500,000, plus
                                                                         ----
accrued, unpaid interest thereon (including interest accrued subsequent to the filing of any petition under any bankruptcy, insolvency or similar law and all interest that would have accrued but for the filing of such a petition), plus
                                                                         ----
costs (including, without limitation, reasonable attorneys' fees) of administration and enforcement of the Senior Claims, plus any additional amounts
                                                     ----
advanced under the Senior Loan Agreement or any of the documents or instruments executed pursuant thereto or in connection therewith for the preservation or protection of any collateral securing payment of the Senior Claims.

         "Senior Event of Default" means any Default or Event of Default in respect of any of the Senior Claims as described in Section 7.1 of the Senior Loan Agreement.

         "Senior Loan Agreement" means that certain Second Restated and Amended Loan Agreement, dated December 16, 1992, by and between Wells Fargo and the Borrower, as amended by a Fifth Amendment of even date herewith, and as the same may be amended, modified, supplemented, renewed, extended or rearranged from time to time.

     2.  Subordination Prior to Proceeding or Senior Event of Default. Unless
         ------------------------------------------------------------
and until the Senior Claims shall have been fully paid in cash, the Borrower will not, without the express prior written consent of the holders of the Senior Claims, make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, nor will any holder or holders of Junior Claims be entitled to receive, directly or indirectly, any payment or security for the whole or any part of, the Junior Claims, and, without the express prior written consent of the holders of the Senior Claims, the holders of the Junior Claims will not accelerate or amend the scheduled maturity to a date earlier than currently scheduled or amend the interest payments thereof to increase the amount thereof or to cause the same to occur more frequently nor otherwise amend, modify or release any document or instrument evidencing or otherwise relating to the Junior Claims or any

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guaranty or security therefor or any rights thereunder; provided, however, that
                                                        --------  -------
the Borrower may make the scheduled payments of interest on the Junior Claims (excluding any default interest in respect of any past due payments thereof) in accordance with the terms thereof, so long as none of the events described in
Section 3 or 4 below shall have occurred and then be continuing.

     3.  Subordination in the Event of Insolvency, etc.   In the event of any
         ---------------------------------------------
Proceeding:

         (a) All Senior Claims shall first be paid in full in cash before any payment or distribution, whether in cash, securities or other property, shall be made to any holder of any Junior Claim on account of such Junior Claim.

         (b) Any payment or distribution of any kind or character, whether in cash, securities or other property which would otherwise (but for these subordination provisions) be payable or deliverable in respect of any Junior Claim shall be paid or delivered by the person making such distribution or payment, whether a trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent, or otherwise, directly to the holders of the Senior Claims, for application in payment of the Senior Claims in accordance with the priorities then existing among such holders, to the extent necessary to pay in full in cash all Senior Claims then remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of the Senior Claims.

         (c) The holders of the Junior Claims shall, at the request of the holders of the Senior Claims, file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligations of the Borrower in respect of the Junior Claims and any collateral held therefor and shall hold all payments on and proceeds from such Junior Claims or collateral in trust for the benefit of the holders of the Senior Claims and pay the same over to the holders of the Senior Claims in accordance with the priorities then existing among such holders for application to the payment of all Senior Claims to the extent necessary to pay all such Senior Claims in full in cash, after giving effect to any concurrent payment or distribution to the holders of the Senior Claims. In the event that the holders of the Junior Claims shall fail to take any such action requested by the holders of the Senior Claims, the holders of the Senior Claims may, as attorney-in-fact for the holders of the Junior Claims, take such action on behalf of the holders of the Junior Claims, and the holders of the Junior Claims hereby appoint the holders of the Senior Claims as attorney-in-fact for the holders of the Junior Claims to demand, sue for, collect and receive any and all such monies, dividends or other assets and give acquittance therefor and to file any claim, proof of claim, proof of interest or other instrument of similar character and to take such other proceedings (including without limitation the voting of the Junior Claims) in the name of the holders of the Senior Claims or in the name of the holders of the Junior Claims as the holders of the Senior Claims may deem necessary or advisable for the enforcement of this Agreement, such appointment to be irrevocable and to be deemed coupled with an interest. In addition, the holders

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of the Junior Claims shall execute and deliver to the holders of the Senior
Claims such other and further powers of attorney and other instruments as the holders of the Senior Claims may request in order to accomplish the foregoing.

     4.  Subordination in the Event of a Senior Event of Default.  Upon the
         -------------------------------------------------------
occurrence of any Senior Event of Default (other than an event referred to in Section 3 above) and delivery by the holders of the Senior Claims of notice thereof (a "Stop Payment Notice") to the holders of the Junior Claims, all Senior Claims shall first be paid in full in cash before any payment or distribution, principal, interest, or otherwise, whether in cash, securities or other property, shall be made to any holder of any Junior Claim on account of such Junior Claim.

     5.  Turnover of Improper Payments.  If any payment or distribution of any
         -----------------------------
character, whether in cash, property or securities shall be received by any holder of any Junior Claim in contravention of any of the terms of this Agreement and before all the Senior Claims shall have been paid in full in cash, such payment or distribution or security shall be received in trust for the benefit of, and shall be promptly paid over or delivered and transferred to the holders of the Senior Claims in accordance with the priorities then existing among such holders for application to the payment of all Senior Claims remaining unpaid, to the extent necessary to pay all such Senior Claims in full.

     6.  Borrower's Obligations Absolute.  Nothing contained herein shall
         -------------------------------
impair, as between the Borrower and the holder of any Junior Claim, the obligations of the Borrower, which are absolute and unconditional, to pay to the holder thereof all amounts payable in respect of such Junior Claim as and when the same shall become due and payable in accordance with the terms thereof, or is intended to or shall affect the relative rights of the holders of the Junior Claims and creditors of the Borrower other than the holders of the Senior Claims.

     7.  Subrogation.  The holders of the Junior Claims shall be subrogated, to
         ------------
the extent of any amounts required to be paid over to the holders of the Senior Claims pursuant hereto, to all rights of any holders of Senior Claims to receive any payments or distributions applicable to the Senior Claims; provided,
                                                               --------
however, that the holders of the Junior Claims shall not be entitled to enforce
-------
such rights until such time as all Senior Claims have been paid in full in cash. For the purposes of the foregoing subrogation, no payment or distribution received by the holders of Senior Claims of cash, property or securities to which the holders of the Junior Claims would have been entitled except for these subordination provisions shall, as between the Borrower and its creditors other than the holders of Senior Claims, on the one hand, and the holders of the Junior Claims, on the other hand, be deemed to be a payment or distribution by the Borrower to or on account of the Senior Claims, it being understood that the provisions of this Agreement are solely for the purpose of defining the relative rights of the holders of the Senior Claims, on the one hand, and the holders of the Junior Claims, on the other hand.

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     8.  Lien Subordination.  In addition to the foregoing, Lender hereby
         ------------------
agrees that all liens and security interests now or hereafter securing the Junior Claims are and shall be, and hereby are made, subordinate and inferior to all liens and security interests now or hereafter securing the Senior Claims whether or not the liens and security interests now or hereafter securing the Senior Claims are perfected and with the same force and effect as though the liens and security interests now or hereafter securing the Senior Claims had attached and were perfected prior to the time the liens and security interests securing the Junior Claims attached thereto and were perfected.

     9.  Further Assurances.  All instruments evidencing the Junior Claims
         ------------------
shall be either delivered to Wells Fargo or permanently marked with a legend indicating that the instrument is subject to this Agreement. Lender further agrees (i) to mark its books to show that the Junior Claims are subordinated to the Senior Claims pursuant to this Agreement; (ii) cause all financial statements of Lender hereafter delivered to any person to make specific reference to this Agreement; and (iii) from time to time to execute such financing statement amendments and other documents and instruments as the Bank reasonably may request to subordinate and to evidence the subordination of the Junior Claims pursuant to this Agreement.

     10. No Prejudice or Impairment.  The holders of the Junior Claims
         --------------------------
agree that the holders of the Senior Claims shall have uncontrolled power and discretion, without notice to the holders of the Junior Claims, to deal in any manner with the Senior Claims owing to the holders of the Senior Claims, including interest, costs and expenses payable by the Borrower to the holders of the Senior Claims, and any security and guarantees therefor, including, but not by way of limitation, release, surrender, extension, renewal, acceleration, increase, compromise or substitution. The holders of the Senior Claims may at any time and from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew, increase, or alter, any Senior Claim or security therefor, or release, sell or exchange such security, or amend or supplement any instrument pursuant to which any Senior Claim is issued or secured, or exercise or refrain from exercising any of their rights in respect of the Senior Claims including, without limitation, the waiver of default thereunder, all without notice to or assent from the holders of the Junior Claims, and all without impairing, abridging, releasing or affecting the subordination provisions hereof. The holders of the Junior Claims hereby waive and agree not to assert against the holders of the Senior Claims any rights which a guarantor or surety could exercise, but nothing in this Agreement shall constitute the holders of the Junior Claims a guarantor or surety, and the holders of the Junior Claims hereby waive the right, if any, to require that any holder or holders of the Senior Claims marshal or otherwise require any holder or holders of the Senior Claims to proceed to dispose of or foreclose upon collateral in any manner or order.


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

     11. Limitations on Enforcement of Junior Claims.  Until such time as
         -------------------------------------------
all of the Senior Claims have been paid in full in cash, the holders of the Junior Claims will not, without the prior written consent of the holders of the Senior Claims, demand, ask for, sue for, take, receive or accept any payment or other distribution on account of, whether by offset or in any other manner, nor transfer, assert, collect, enforce, or release all or any part of, the Junior Claims, nor take any action, judicial or otherwise, to repossess, dispose of, foreclose, realize upon, release or otherwise exercise any rights it may have with respect to any collateral securing said Junior Claims, nor enforce any liens, security interests, deeds of trust, mortgages, lien instruments or other encumbrances securing the Junior Claims, or any other rights or remedies in respect thereof, nor join with any other creditor, unless the holders of the Senior Claims shall also join, in bringing or initiating any Proceeding.

     12. Payment in Full.  For the purposes of this Agreement, the Senior
         ---------------
Claims shall not be deemed to have been "paid in full" until any obligation or obligations of the holders of the Senior Claims to advance funds to, for or on behalf of the Borrower have terminated and the Senior Claims, including any contingent obligations of the Borrower in respect thereof, have been paid in cash.

     13. Reinstatement in Certain Events.  The provisions of this
         -------------------------------
Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Claims is rescinded or must otherwise be returned by the holders of the Senior Claims or any of them upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     14. Notices.  All notices, requests, demands and other communications
         -------
required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when actually delivered or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below:

         If to Wells Fargo:           WELLS FARGO BANK (TEXAS),
                                      NATIONAL ASSOCIATION
                                      1000 Louisiana
                                      Houston, Texas  77002
                                      Attn:  Bennett Douglas
                                             Vice President

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

         If to Lender:                CHARLES W. JOHNSON
                                      3801 Lighthouse Drive
                                      Racine, Wisconsin 53402-3617

         If to the Borrower:          VISUAL NUMERICS, INC.
                                      9990 Richmond Ave., Suite 400
                                      Houston, Texas  77042
                                      Attn:  Richard A. Couch
                                              President and Chief Executive
                                              Officer

Any addressee may alter the address to which communication are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

     15. Representation and Warranties of Lender.  Lender represents and
         ---------------------------------------
warrants (a) that it has not relied and will not rely on any representation or information of any nature made by or received from Wells Fargo relative to the Borrower in deciding to extend credit to the Borrower or to execute this Agreement; (b) that, as of the date hereof, the outstanding amount of the Junior Claims does not exceed $1,000,000; (c) that no part of the Junior Claims is evidenced by any instrument, security or other writing which has not previously been or is not concurrently herewith being deposited with Wells Fargo if requested by Wells Fargo; (d) that Lender is the legal and beneficial owner of the Junior Claims and no part thereof is subject to any defense, offset of counterclaim; (e) that Lender has not heretofore assigned or transferred any of the Junior Claims, any interest therein or any collateral or security pertaining thereto; and (f) that Lender has not heretofore given, and will not give hereafter, any subordination to any other person in respect of the Junior Claims.

     16. Assignment; Binding Effect.  The holders of the Junior Claims will not
         --------------------------
assign or transfer to others any claim the holders of the Junior Claims have or may have against the Borrower so long as any of the Senior Claims remains outstanding, unless such assignment or transfer is expressly made subject to this Agreement. This Agreement may be assigned by the holders of the Senior Claims in connection with any assignment or transfer of the Senior Claims. This Agreement shall be binding upon the heirs, administrators, personal representatives, successors and assigns of the parties hereto, and shall inure to the benefit of said heirs, administrators, personal representatives, successors and assigns.

     17. Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


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     18. Severability.  In case any one or more of the provisions contained in
         ------------
this Agreement or any other documents executed in connection herewith should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not be affected in any way thereby.

     19. Amendment.  This Agreement may not be amended except in writing signed
         ---------
by the parties hereto.

     20. Descriptive Headings.  Descriptive headings of the several sections of
         --------------------
this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     21. GOVERNING LAW.  THIS AGREEMENT AND THE OBLIGATIONS WHICH IT SECURES
         -------------
AND ALL RIGHTS AND LIABILITIES OF THE PARTIES SHALL BE GOVERNED AS TO VALIDITY, INTERPRETATIONS, ENFORCEMENT AND EFFECT BY THE LAWS OF THE STATE OF TEXAS.

     22. SUBMISSION TO JURISDICTION.  EACH OF THE BORROWER AND LENDER HEREBY
          --------------------------
IRREVOCABLY AND UNCONDITIONALLY:

         (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY NOTE AND ANY DOCUMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF ANY THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

         (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

         (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM AND MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SPECIFIED ON THE SIGNATURE PAGE HEREOF; AND

         (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

     23. Arbitration.  The parties agree to be bound by the terms and provisions
         -----------
of the current Arbitration Program of Wells Fargo which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes arising hereunder shall be resolved by mandatory binding arbitration upon the request of any party.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement effective as of the date first above-written.

                                      WELLS FARGO BANK (TEXAS),
                                      NATIONAL ASSOCIATION


 /s/ Charles W. Johnson               By:  /s/ Roger Fruendt
-------------------------------          -------------------------------
      CHARLES W. JOHNSON              Name:
                                      Title:

         - LENDER -                             - WELLS FARGO -

VISUAL NUMERICS, INC.


By: /s/ Richard Couch
   ----------------------------
Name:
Title:

         - BORROWER -



STATE OF CALIFORNIA  )
COUNTY OF            )


     On August ___, 1996, before me,________________________________, a Notary
Public in and for the State of California, personally appeared Richard G. Couch, the President and Chief

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

Executive Officer of VISUAL NUMERICS, INC., a Texas corporation, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


     ----------------------------     -------------------------------
          (Signature)
                                                (Space above for official
                                                notarial seal)



STATE OF CALIFORNIA  )
COUNTY OF            )


     On August ___, 1996, before me,_________________________, a Notary Public in and for the State of California, personally appeared Charles W. Johnson, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


     ----------------------------     -------------------------------
          (Signature)
                                                (Space above for official
                                                notarial seal)




                                     -10-